Raymond James 27th Annual Institutional Investors Conference Orlando, Florida March 7, 2006 Owen Kratz - Chief Executive Officer Wade Pursell - Chief Financial Officer

Certain statements made herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "will," "look forward to" and similar expressions are intended to identify forward-looking statements. The expectations set forth in this filing regarding accretion, returns on invested capital, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures, achievement of debt reduction targets and the proposed merger of Remington Oil and Gas Corporation into a wholly owned subsidiary of Helix are only the parties' expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company's cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company's actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally affect both Helix's and Remington's respective businesses as further outlined in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of the companies' respective Annual Reports on Form 10-K for the year ended December 31, 2004. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company's market for its exploration and production. Forward-Looking Statements

Helix and Remington will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission ("SEC"). Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Helix free of charge by requesting them in writing from Helix or by telephone at (281) 618-0400. You may obtain documents filed with the SEC by Remington free of charge by requesting them in writing from Remington or by telephone at (214) 210-2650. Helix and Remington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Remington in connection with the merger. Information about the directors and executive officers of Helix and their ownership of Helix stock is set forth in the proxy statement for Helix's 2005 Annual Meeting of Shareholders. Information about the directors and executive officers of Remington and their ownership of Remington stock is set forth in the proxy statement for Remington's 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available. Additional Information

Helix Strategy Contracting Services Oil & Gas Production Financial Information Report Card Presentation Outline

Helix Energy Solutions Group, Inc. Ticker symbol: NASDAQ: HELX Website: www.HelixESG.com Trading will commence on the NASDAQ with new ticker symbol HELX on Monday March 6, 2006 Helix Energy Solutions H E L I X E N E R G Y S O L U T I O N S

Strategy H E L I X E N E R G Y S O L U T I O N S

Industry Macro Issues H E L I X E N E R G Y S O L U T I O N S Increasing World Demand for Oil and Natural Gas Global Production Rates Peaked or Peaking Globalization of Natural Gas Market Increasing Number of Mature and Small Reservoirs Increasing Ratio of Contribution to Global Production from Marginal Fields Increasing Offshore Activity Increasing Subsea Development Highly cyclical costs Cyclical Commodity Prices (but with secular upward trend)

Helix: A Full Cycle Energy Service Company H E L I X E N E R G Y S O L U T I O N S We provide development solutions and related services to the energy market and specialize in the exploitation of marginal fields where we differentiate ourselves by taking oil and gas production as well as cash as payment for our services. Production Contractor Service Contractor Oil & Gas Producer Oil & Gas Producer

Two Stranded Strategy Services Production & = Reduced Cyclicality (Steady Growth) And Superior Financial Returns H E L I X E N E R G Y S O L U T I O N S

Q4000 Seawell Intrepid Express Caesar 25 ROVs 4 Trenchers Structure / Resources Structure / Resources Service Contracting Marco Polo Independence Hub Gunnison Shelf Contr. (Cal Dive) Reservoir & Well Tech Serv Deepwater Contracting Well Operations Pipelay Robotics 4 DP DSVs 4 Sat DSVs 15 Diving Vessels 3 Pipelay Vessels Prospect Generation /Exploration Deepwater PUDs Mature Properties Oil & Gas Production Production Facilities 180 + Engineers

Contracting Services H E L I X E N E R G Y S O L U T I O N S

Two Stranded Approach External Contracting & = H E L I X E N E R G Y S O L U T I O N S Production Contracting Internal Backlog And Superior Return on Capital Reservoir Engineering Drilling Facility Solutions Construction Well Ops.

Application of Contracting Services

Exploration | **Appraisal** | **Development** | **Production** | **Abandonment**







Prospect Generation

Drilling Eng (Exploration → Development)

Well Design (Exploration → Production)

Exploration	Appraisal	Development	Production	Abandonment
	Modeling	Development Eng.	IMR	Well P&A
		Pipe/Umbilical Lay & Burial	Field Ops.	Salvage
		Tie-In	Production Enhancement	Decommissioning
		Facilities	Well Ops.	

Drilling (Exploration → Development)

Completion

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HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Deepwater Focus on services that provide best "niche" financial returns in broader market and add value for production contracting. Shelf Integrate Stolt and Torch acquisitions into existing operations and possibly complete sale (retaining a majority stake) of non-core Shelf Contracting business. Contracting Services: Near Term Goals

H E L I X E N E R G Y S O L U T I O N S Asset Type Cal Dive Stolt Torch Total Moored Pipelay 0 1 2 3 DP Sat Diving 3 1 0 4 Moored Sat Diving 2 1 1 4 Moored Surface Diving 2 3 1 6 Diving Utility Boats 6 2 1 9 Portable Sat Systems 2 1 0 3 Total 15 9 5 29 Shelf Consolidation 2006 estimated EBITDA in the $100 - $125 million range with hurricane clean-up work a key driver Consolidated operations will have substance / critical mass to make further market consolidation moves in GOM and internationally

H E L I X E N E R G Y S O L U T I O N S Market Differences (Mature vs. Growth) Strategy Differences (Volume/Market Share vs. Less Services) Focus Objectives/Goals and Simplify Story for Investors Unlock Value Selling Minority stake in higher multiple business recouping all of investment made in assets Maintain Control and Access to Assets Why Shelf Diving Carve-Out

Strategic Advantage of Commercial Model In the Deepwater

Reservoir & Well Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
				
Key Assets				
180 + Engineers	*Q4000*	Mobile Production Units	*Intrepid* *Express* *Caesar* ROVs	*Q4000* *Seawell* ROVs
Value Creating Methodologies				
Reservoir Management	Slimbore Wells	**Re-Deployment of Floater**	**Pipe Burial**	Non Drill Rig Intervention

'Full cycle cost can be reduced by at least 20% compared to conventional approaches'

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HELIX ENERGY SOLUTIONS

Services - Reservoir and Well Technology

Transforming subsurface uncertainty into value

HELIX RDS

Helix RDS is a world class provider of reservoir and well technology services to the upstream oil and gas industry. The combination of our business scale, service scope, track record and independence make Helix RDS a unique service partner. This capability and experience continues to transform subsurface uncertainty into significant value for our clients around the globe.

- CoreTeams™ - outsourced integrated reservoir management and well technology capabilities
- OnDemand™ - consultancy services
- Pulse™ - online analysis of upstream data
- FaultFinder™ - high definition analysis of faulting
- FlowDoctor™ - flow assurance service
- LogDoctor™ - formation evaluation services
- ProductionMentor™ - production optimization
- PromotePartner™ service offered to oil and gas companies to help maximise the value of an asset through a promote, farm out or divestment process.
- SandMentor™ - sand production analyzer
- WellDoctor™ is our well integrity assurance service

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HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Addition Of Modular-Based Drilling System Hybrid Slimbore Technology Designed For Deepwater Exploration And Appraisal Scheduled Completion: Early 2007 Drilling: Q4000 Upgrade

Risk Mitigation on Internal Exploration Prospects Use of Q4000 Availability Low Relative Cost for Drilling Prospect Proximity to Existing Infrastructure Ease of Development Use of Partners on a Promoted Basis High Quality Prospects Low Cost Drilling Many Investors / Few Opportunities H E L I X E N E R G Y S O L U T I O N S

Drilling with Q4000 - Value Proposition 60 Days of Work Indicative Dayrate ($K/Day) Revenue ($MM) Gross Profit ($MM) Construction 150 9 2 Well Intervention 200 12 4 Drilling for Third Party 300 18 6 Drilling Internal Prospect with two equal Partners 300 12* 4* H E L I X E N E R G Y S O L U T I O N S * - Return as for Well Intervention - Upside of potential added hydrocarbon reserves with $6 million lower cost basis

H E L I X E N E R G Y S O L U T I O N S Host production facilities capitalizing on "Hub and satellite" field concept of the Deepwater Gulf Fixed monthly demand charges and volumetric tariff charges Farm-In opportunities Installation of facility and Subsea tiebacks Minimal re-deployable production facility Production Facilities: Strategy

Production Facilities: Marco Polo TLP



- Jointly owned (50%) with Enterprise Products L.P.
- TLP Capacity: 120,000 bbls/day and 300,000 mcf/day
- Commenced production in mid-2004 from *Marco Polo* reservoir.
- All K2/K2 North and Genghis Khan wells should be brought on stream before mid-2006 boosting earnings in 2006 and beyond

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HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Jointly owned (20%) with Enterprise Products L.P. Semi-submersible Capacity: Increased to 1 bcf/day Project is in build phase and will be deployed in MC920 (8,000 fsw) Mechanical completion expected in late 2006 with first production in early 2007 We see good opportunities for both associated construction work and PUD acquisitions in the surrounding area Production Facilities: Independence Hub Production Facilities: Independence Hub

H E L I X E N E R G Y S O L U T I O N S 2004 2005 2006 2007 2008 2009 50 78 82 92 88 92 Each tree installation can generate: Pipelay and Pipe Burial Intrepid Express Caesar Northern Canyon Downhole Well Intervention Q4000 Seawell (North Sea) Robotic Maintenance Canyon ROVs (28 units) Source: Quest Offshore Resources, Inc. (GOM only) Deepwater - Construction and Well Operations Subsea Tree Orders Are a Good Leading Indicator

Oil & Gas Production

H E L I X E N E R G Y S O L U T I O N S 2002 2003 2004 2005 Exploitation Additions Purchased Reserves 157 150 116 225 other Operator of 40 fields, 120 platforms and 500 wells 14 year history Focus on Production efficiency Well exploitation and enhancement Hedge commodity risk Total Proven Reserves as of Year-end (Bcfe) Oil and Gas Production

H E L I X E N E R G Y S O L U T I O N S Acquisitions Working Interest (%) Est. Acquisition & Development Costs Est. Acquisition Reserves Est. Marine Contracting Work Est. First Production Timing Development Property (PUD): $350 M - $400 M 130 - 200 Bcfe $100 - $130MM Telemark 30 1Q 2008 Devil's Island 50 1Q 2007 Tulane 50 4Q 2006 Bass Lite 22.5 1Q 2008 Tiger 40 3Q 2006 Mature Property: Murphy Package 100 $196 M - $221 M 75 - 85 BcFe $33 M - $45 M June 10, 2005 Oil & Gas Production: 2005 Acquisitions

Remington Acquisition Overview

- $27.00 per share cash, 0.436 Cal Dive shares per Remington share
  - $1.4 billion enterprise value based on 30.15 million Remington shares
  - 58% cash / 42% stock
  - Tax free reorganization
  - Pro forma ownership: 86% Cal Dive, 14% Remington.

- Remington debt free with cash estimated to be $2 per share at closing

- Conditions to closing.
  - Regulatory approval
  - Remington stockholder approval.
  - Expected close in second quarter

- Remington team key to going concern
  - Retain all key management and operations personnel
  - Maintain Dallas office
  - Incentivized for future growth

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HELIX ENERGY SOLUTIONS

Strategic Rationale

- Access to both deepwater prospects **and** the means to exploit them.
  - Cal Dive operatorship.
  - Results in continuation of differentiated long-term earnings growth.
- REM's prospect generation based growth strategy is highly complementary to Cal Dive's production model.
- REM will build on existing portfolio of deepwater PUDs.
  - Create extra exploitation value through the deployment of CDIS assets for drilling, development, maintenance and abandonment.
  - Accelerates high impact, ready to drill inventory.
  - 4 Tcfe reserve potential (1 Tcfe risked).
  - 4x proved reserves on risked basis.
  - 100% working interest in all deepwater prospects.

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HELIX ENERGY SOLUTIONS

Strategic Rationale

- Helix can enhance financial results of key deepwater prospects by promoting partnership arrangements
- Exploitation of REM's prospect inventory will provide increased backlog for Marine Contracting
- Combined Shelf Production business has critical mass.
  - Operating synergies and purchasing leverage.
  - Utilize Remington seismic library across Cal Dive assets
- Remington possesses a top flight technical team
- The transaction is immediately accretive to earnings and cash flow

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HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Bottom-up reserve risk assessment based on historical success rates. Risked Pretax PV?10 Number Of Prospects Net Unrisked Potential Net Risked Potential Forward Curve $8.50 Gas / $55 Oil (Bcfe) (Bcfe) ($MM) ($MM) Low Risk Shelf (Ps > 50%) 44 165 109 $315 $248 Deep Shelf/Conventional High Risk 87 1,584 330 988 792 Deepwater 19 2,204 691 1,9151 1,4491 Total 150 3,954 1,130 $3,217 $2,488 Multiple Of Remington Proved Reserves 14x 4x 5-7 year drilling inventory. Targeting 30% fleet utilization with Remington/ERT activity. Remington Prospect Portfolio 1 Over $1 Billion of life of field services involved.

Remington Deepwater Inventory

- All Prospects: 100% Operated, 100% Working Interest
- Noonan
  - 45-65 MMboe potential
  - Transocean Amirante under contract
    - Q3 2006 exploration well
    - $102,500 dayrate (1/3 of current spot dayrate)
    - Option for second well at $135,000 per day
- High quality inventory enables mitigation of exploration risk through utilization of partners on a promoted basis

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HELIX ENERGY SOLUTIONS

Combined Deepwater Portfolio



LOUISIANA
S
Motor Mouth
Ty Webb
Telemark
Independence Hub
Tulane
Al Czervik
Tiger
Bass Lite
Devil's Island
Noonan
Marco Polo
Gunnison
Remington Deepwater Prospects
Drillable with Q4000
Helix Fields
Helix Production Facilities

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HELIX ENERGY SOLUTIONS

Combined Production : > 220 mcfe/d (2006) Combined Proven Reserves : > 500 bcfe (end 2005) Combined Deepwater Fields : > 30 Combined Risked Prospects : > 1,400 bcf Associated Services Backlog : > $1,500 m Post Remington Numbers H E L I X E N E R G Y S O L U T I O N S

Oil and Gas Production: Near Term Goals Oil and Gas Production: Near Term Goals Close Remington acquisition Opportunities for mature property deals possible as several independent E&P companies have divestment plans International areas opening up for our model e.g. North Sea Reserve enhancement on existing properties Participation in "High Probability" exploration prospects H E L I X E N E R G Y S O L U T I O N S

Cal Dive Hedges: As Of February 28, 2006 H E L I X E N E R G Y S O L U T I O N S Production Period Instrument Type Average Monthly Volumes Weighted Average Price Crude Oil Jan - Dec 2006 Collars 125 MBbl $44.00 - $70.48 Jan - Dec 2007 Collars 50 MBbl $40.00 - $62.15 Natural Gas Jan - Dec 2006 Collars 718,750 MMBtu $8.16 - $14.40 Jan - Mar 2007 Collars 600,000 MMBtu $8.00 - $16.24 * Does not include Hedges on Remington Production

H E L I X E N E R G Y S O L U T I O N S Financial Information

Consistent Top Line Growth 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Marine Contracting 32.7 63.9 93.9 139 128 110 164 240 259 300 500 700 Oil & Gas 4.8 12.2 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 400 36% CAGR Revenues in Millions H E L I X E N E R G Y S O L U T I O N S Estimate

Bottom Line 2002 2003 2004 2005 2006 12.4 32.8 79.9 150 191 82 Net Income in Millions Range H E L I X E N E R G Y S O L U T I O N S Estimate

Significant Cash Generation 2002 2003 2004 2005 2006 65.8 126.9 239.3 353 490 128 EBITDA in Millions (see GAAP reconciliation at www.HelixESG.com) Estimate Range H E L I X E N E R G Y S O L U T I O N S

2001 2002 2003 2004 2005 2005 12 5 7 13 17 22 Return on Capital Invested 4th QTR 12 5 7 13 17 22 Percentage (see calculation at Company's website - www.HelixESG.com) H E L I X E N E R G Y S O L U T I O N S 42

CAPEX MIX Marine Contracting Oil & Gas Production 58 42 2002 - 2005 $1 Billion Marine Contracting Oil & Gas Production 25 75 Contracting Services Oil & Gas Production 42 58 $ 1.5 Billion 2007 - 2009 Projected $1.2 Billion 2006 Projected Contracting Services Oil & Gas Production H E L I X E N E R G Y S O L U T I O N S

MARAD Construction and Other Debt Long Term Revolving Credit (Amounts in Millions) 12/31/05 12/31/04 12/31/03 12/31/02 Debt To Book Capitalization 40% 35% 22% 40% Convertible Notes H E L I X E N E R G Y S O L U T I O N S

Pro Forma Debt Summary Pro forma interest coverage of 7.1x2 on TTM EBITDA. Projected Pro Forma 2006 Debt Service Coverage of 9.6x2 Projected Debt to TTM EBITDA at Closing: 2 to 1 __________________________ 1 Floating rate, seven-year term, 1% amortization. 2 See GAAP reconciliation at Company's website - www.HelixESG.com. H E L I X E N E R G Y S O L U T I O N S

2006 Objectives (Excluding Remington)


Service Contractor
Production Contractor
HELIX
ENERGY SOLUTIONS
Oil & Gas Producer

Contracting Services

- Revenues: $650 – 750 million
- Margins: 25% – 35%
- Equity earnings: $27 – 32 million
- Achieve mechanical completion of the Independence Hub
- Begin construction for next facility opportunity

Oil and Gas Production

- 44 – 47 Bcfe of production
- Begin production from at least one acquired PUD
- Make first North Sea acquisition

Financial

- Earnings in range $2.30 - $3.30/share

Safety

- TRIR below 1.8

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HELIX ENERGY SOLUTIONS